UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 8, 2004

                               Rayovac Corporation
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             (Exact Name of Registrant as Specified in its Charter)

         Wisconsin                     001-13615                 22-2423556
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                       601 Rayovac Drive Madison, WI 53711
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               (Address of Principal Executive Offices) (Zip Code)

                                 (608) 275-3340
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                         Registrant's telephone number,
                              including area code

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Press Release dated January 8, 2004 issued by Rayovac Corporation.

Item 12. Results of Operations and Financial Condition.

The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 8, 2004, Rayovac Corporation issued a press release discussing its estimated financial results for its first fiscal quarter ended December 29, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAYOVAC CORPORATION

Date: January 8, 2004                    By: /s/ Randall J. Steward
                                             ----------------------------------
                                         Name: Randall J. Steward
                                         Title: Executive Vice President and
                                         Chief Financial Officer


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EXHIBIT INDEX

Exhibit      Description
-------      -----------

99.1          Press Release dated January 8, 2004 issued by Rayovac Corporation.


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